UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 10, 2011

ONEIDA FINANCIAL CORP.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-34813	80-0632920
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

182 Main Street, Oneida, New York		13421-1676
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (315) 363-2000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events

On March 10, 2011 Oneida Financial Corp completed an asset purchase of the David Holmes Agency Inc., an insurance agency operating in Utica, New York.

Item 9.01               Financial Statements and Exhibits

(a)                           Financial Statements of businesses acquired.  Not Applicable.

(b)                           Pro forma financial information.  Not Applicable.

(c)	Attached as an exhibit is the press release announcing the acquisition of the David Holmes Agency Inc.

The following Exhibit is attached as part of this report:

99.1	Press Release dated March 10, 2011 announcing the completion of the asset acquisition of the David Holmes Agency Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEIDA FINANCIAL CORP.

DATE: March 11, 2011	By:	/s/ Michael Kallet
Michael R. Kallet
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release announcing the completion of an asset acquisition of the David Holmes Agency Inc.

4